Finward Bancorp

FINWARD BANCORP

A NASDAQ Traded Company – Symbol FNWD

Important Information

Forward-Looking Statements

This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Finward Bancorp ("FNWD"). For these statements, FNWD claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about FNWD, including the information in the filings FNWD makes with the Securities and Exchange Commission ("SEC"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: current financial conditions within the banking industry, including the effects of recent failures of other financial institutions, liquidity levels, and responses by the Federal Reserve Board, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in FNWD's investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of FNWD's products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in FNWD's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to FNWD or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, FNWD does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Disclosures Regarding Non-GAAP Measures

This presentation refers to certain financial measures that are identified as non-GAAP. FNWD believes that these non-GAAP measures are helpful to investors to better understand FNWD's assets, earnings, and shareholders' equity at the date of this presentation. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures. See the attached table at the end of this presentation for a reconciliation of the non-GAAP measures identified herein and their most comparable GAAP measures.

Overview of Finward Bancorp

Company Overview

- 113-year-old bank headquartered in Munster, Indiana
- Community bank with meaningful presence in the Chicago city market and Chicagoland suburban market
- Committed to our core values of **Stability**, **Integrity**, **Community** and **Excellence**
- Expanded into Illinois via three successfully integrated acquisitions
- Growing a full-service wealth management business

Branch Map


FNWD (26)
Peoples Bank

Primary Business Segments

Community Banking

- Indiana state-chartered commercial bank organized in 1910
- 26 full-service retail locations across Indiana and Illinois
- 16-person business banking team
- Full-service mortgage banking capabilities

Wealth Management

- Estate & retirement planning
- Corporate fiduciary business
- Advisory & brokerage
- IRA & Keogh accounts
- $375M of assets under care
- Continued growth in revenue

Financial Highlights

$ in Millions	2021	2022	Q1-22	Q1-23
Total Assets	$1,621	$2,070	$2,098	$2,098
Total Gross Loans	967	1,514	1,440	1,521
Total Deposits	1,434	1,775	1,895	1,806
Total Equity	157	136	158	142
NPAs / Assets	0.51%	0.94%	0.47%	1.02%
NIM (FTE) (1)	3.51%	3.74%	3.63%	3.23%
ROAA	0.95%	0.74%	0.44%	0.43%
ROAE	9.61%	10.47%	5.01%	6.42%
Full Time Employees	263	304	323	295

FINWARD BANCORP

(1) Tax adjusted net interest margin (a non-GAAP measure)

Net Interest Margin

Net Interest Margin[1] ($ Millions)



3.63%
3.78%
3.84%
3.73%
3.23%
$15.5
$17.3
$17.5
$16.8
$14.7
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Margin Compression

- The net interest margin for the quarter ended March 31, 2023, was 3.07%, compared to 3.41% for the quarter ended March 31, 2022
- The decreased net interest margin is primarily the result of higher cost of funds resulting from the higher rate environment year over year
- We anticipate the compression seen in the first quarter of the year to continue, unless target rates decrease, and our interest-bearing liabilities can be repriced at those lower rates

Interest Income ($ Millions)



Total interest income
Total yield on earning assets
3.49%
3.68%
3.88%
4.21%
4.22%
$15.9
$17.7
$18.5
$19.9
$20.1
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Interest Expense ($ Millions)



Total interest expense
Total cost of funds
0.08%
0.09%
0.22%
0.65%
1.15%
$0.4
$0.4
$1.0
$3.1
$5.5
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

FINWARD BANCORP

Peoples Bank A Finward Company

(1) Tax adjusted net interest margin (a non-GAAP measure, see reconciliation in the appendix of this presentation)

Funding

Total Interest-Bearing Liabilities ($ millions)



Total deposits
Borrowings and repurchase agreements
$23
$1,895
$25
$1,917
$78
$1,833
$136
$1,775
$128
$1,806
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Q1-22 Total Deposits



Non-Int Checking, 20.1%
Int Checking, 18.5%
Savings, 22.5%
Money Market, 16.2%
CDs, 22.7%

Q1-23 Total Deposits



Non-Int Checking, 18.3%
Int Checking, 20.1%
Savings, 20.2%
Money Market, 15.3%
CDs, 26.1%

Cost of Interest-Bearing Liabilities



Cost of repurchase agreements
Cost of borrowed funds
Cost of deposits
0.08%
0.39%
0.33%
0.08%
1.10%
0.46%
0.19%
2.52%
0.98%
0.45%
5.19%
2.06%
0.92%
4.74%
2.65%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Funding and Available Borrowing Capacity

- On March 31, 2023, core deposits totaled $1.3 billion, compared to $1.4 billion on December 31, 2022, a decrease of $77.2 million or 5.5%
- Core deposits include checking, savings, and money market accounts and represented 73.9% of the Bancorp's total deposits on March 31, 2023
- On March 31, 2023, balances for certificates of deposit totaled $471.4 million, compared to $363.1 million on December 31, 2022, an increase of $108.3 million or 29.8%
- The Bancorp has available liquidity of $918 million including borrowings capacity from the FHLB and Federal Reserve facilities and other sources

Securities

Total AFS Securities ($ millions)


AFS Adjustment
Securities Market Value
$506
$(42)
$464
$472
$(73)
$399
$459
$(101)
$358
$455
$(85)
$370
$452
$(74)
$378
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Q1-22 AFS Securities


TPS, 0.2%
UST, 0.0%
US Agency, 1.8%
CMO, 9.5%
MBS, 25.8%
Munis, 62.6%

Q1-23 AFS Securities


TPS, 0.3%
UST, 0.1%
US Agency, 2.0%
CMO, 8.5%
MBS, 26.8%
Munis, 62.3%

Yield on Securities


2.02%
2.23%
2.30%
2.44%
2.39%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Unrealized Losses on the Securities Portfolio

- Accumulated other comprehensive losses were $55.9 million as of March 31, 2023, compared to $64.3 million on December 31, 2022, a decrease of $8.4 million or 13.1%
- Management continues to actively manage the securities portfolio and does not currently anticipate the need to realize losses from the securities portfolio, as losses are currently driven by the interest rate environment and management expects such losses to be fully recoverable
- It remains unlikely that the Bancorp will be required to sell the investments in the portfolio before recovery of their amortized cost basis, which may be at maturity

FINWARD BANCORP

Loans

Total Loans ($ millions)


$1,433
$1,469
$1,496
$1,509
$1,516
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Q1-22 Total Loans


Cons & Other, 3.3%
Multifamily, 16.4%
Commercial RE, 28.5%
C&LD, 10.5%
CB, 7.8%
Residential RE, 33.4%

Q1-23 Total Loans


Cons & Other, 3.0%
Multifamily, 16.7%
Commercial RE, 32.0%
C&LD, 7.7%
CB, 6.6%
Residential RE, 34.1%

Yield on Loans


4.17%
4.18%
4.34%
4.66%
4.67%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Organic Loan Growth

- The Bancorp's loan portfolio totaled $1.52 billion on March 31, 2023, compared to $1.51 billion on March 31, 2022, an increase of $7.5 million or 0.5%
- During the first quarter the Bancorp originated $63.7 million in new commercial loans, compared to $98.0 million during the quarter ended March 31, 2022

Gain on Sale of Loans

- Increases in mortgage rates have dampened demand and slowed the sale of fixed rate mortgage loans into the secondary market
- Gains from the sale of loans for the quarter ended March 31, 2023, totaled $263 thousand, down from $595 thousand for the quarter ended March 31, 2022

Asset Quality

CECL Impact

- The Bancorp implemented the Current Expected Credit Losses ("CECL") accounting method beginning with the first quarter of 2023
- At implementation, an entry of $5.7 million was made increasing the allowance for credit loss by $5.1 million and unfunded commitment liability of $546 thousand
- As a result, the allowance for credit losses as a percentage of total loans was 1.29% on March 31, 2023, and the allowance for credit losses as a percentage of non-performing loans, or coverage ratio, was 96.15% on March 31, 2023

Non-Performing Assets and ACL Coverage

- On March 31, 2023, non-performing loans totaled $20.4 million, compared to $18.4 million on December 31, 2022, an increase of $2.0 million or 10.7%
- The Bancorp's ratio of non-performing loans to total loans was 1.34% on March 31, 2023, compared to 1.21% on December 31, 2022

NPA / Total Assets


0.47%
0.53%
0.58%
0.94%
1.02%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

ACL / NPL


150.28%
133.78%
122.64%
70.18%
96.15%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

ACL / Loans Outstanding


0.93%
0.91%
0.89%
0.85%
1.29%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Focused Expense Management

Total Branches Remaining


30
29
29
26
26
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Non-Interest Expense and Efficiency Ratio


Total noninterest expense
Efficiency ratio
NIE / avg assets
87.10%
75.15%
74.54%
79.63%
82.35%
3.33%
2.91%
2.90%
3.07%
2.75%
$16.3
$15.2
$15.0
$15.6
$14.2
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Average Assets to FTE


$6,054
$6,683
$6,611
$6,695
$7,008
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Focused Expense Management

- During the first quarter, the Bank was able to sell a branch held for sale, resulting in a gain of $231 thousand for the period
- Each branch closure and sale is expected to result in approximately $250 thousand in operational expense reduction, excluding personnel expenses
- The Banks remaining 26 locations are being analyzed for footprint optimization opportunities, with additional locations showing the potential for reducing operating overhead over the next 12 months
- A headcount freeze, and attrition plan remains in place and has netted a reduction of 9 full time equivalents, or 3%, during the quarter ended March 31, 2023

Capital Levels

Tangible Book Value per Diluted Share[1]


Adjusted for AOCI(1)
$37.8
$30.0
$38.7
$25.2
$39.6
$21.0
$40.4
$25.4
$39.7
$26.7
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Tier 1 Bank Capital


8.2%
7.4%
7.5%
7.7%
7.7%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Tangible Common Equity to Total Assets[1]


Adjusted for AOCI(1)
7.7%
6.1%
7.9%
5.2%
8.3%
4.4%
8.4%
5.3%
8.1%
5.5%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Capital Adequacy

- As of March 31, 2023, the Bank's tier 1 capital to adjusted average assets ratio totaled 7.7%, and within all regulatory capital requirements, continues to be considered well capitalized
- Q1-23 improvement in TCE to total assets compared to Q4-22 is due to recoveries of accumulated other comprehensive losses from the unrealized losses on the securities portfolio
- Excluding accumulated other comprehensive losses, tangible book value per share decreased to $39.67 as of March 31, 2023, from $40.36 as of December 31, 2022 (a non-GAAP measure)

(1) Tangible book value per diluted share adjusted for AOCI (a non-GAAP measure, see reconciliation in the appendix of this presentation)

Franchise Highlights

✓ Experienced and Invested Leadership

- Dynamic team with significant experience in Chicago area markets
- Interests aligned with shareholders through substantial ownership

✓ Meaningful Presence in Diverse, Dynamic Markets

- Benefiting from Chicago's demographics and Indiana's business-friendly environment
- Well positioned for organic growth in core markets

✓ Resilient Franchise

- Federal Reserve Bank has embarked on a historic tightening cycle, and we are rapidly adapting
- Current banking industry stress is real, but the Bank has overcome many challenges since being founded in 1910

✓ Track Record of Exceptional Growth and Profitability

- Future profitability focused on streamlining operations and growing through core banking relationships

✓ Investing to Position For the Future

- Investing in all business lines with a focus on: (1) deepening relationships; (2) driving efficiency; and (3) expanding product offerings

THANK YOU

FINWARD
BANCORP

APPENDIX

FINWARD
BANCORP

Non-GAAP Reconciliation

Table 1 - Reconciliation of the Non-GAAP Performance Measures

(Dollars in thousands) *(unaudited)*	Three Months Ended, March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Calculation of tangible common equity					
Total stockholder's equity	$ 141,632	$ 136,393	$ 118,023	$ 136,654	$ 157,637
Goodwill	(22,395)	(22,395)	(22,615)	(22,615)	(22,774)
Other intangibles	(4,402)	(4,794)	(5,188)	(5,588)	(5,998)
(A) Tangible common equity	$ 114,835	$ 109,204	$ 90,220	$ 108,451	$ 128,865
Calculation of tangible common equity adjusted for accumulated other comprehensive loss (income)					
(A) Tangible common equity	$ 114,835	$ 109,204	$ 90,220	$ 108,451	$ 128,865
Accumulated other comprehensive loss (income)	55,895	64,300	79,839	57,781	33,462
(B) Tangible common equity adjusted for accumulated other comprehensive loss (income)	$ 170,730	$ 173,504	$ 170,059	$ 166,232	$ 162,327
Calculation of tangible book value per share					
(A) Tangible common equity	$ 114,835	$ 109,204	$ 90,220	$ 108,451	$ 128,865
Shares outstanding	4,304,026	4,298,401	4,297,900	4,296,949	4,294,136
Tangible book value per diluted share	$ 26.68	$ 25.41	$ 20.99	$ 25.24	$ 30.01
Calculation of tangible book value per diluted share adjusted for accumulated other comprehensive loss (income)					
(B) Tangible common equity adjusted for accumulated other comprehensive loss (income)	$ 170,730	$ 173,504	$ 170,059	$ 166,232	$ 162,327
Diluted average common shares outstanding	4,304,026	4,298,401	4,297,900	4,296,949	4,294,136
Tangible book value per diluted share adjusted for accumulated other comprehensive loss (income)	$ 39.67	$ 40.36	$ 39.57	$ 38.69	$ 37.80
Calculation of tangible common equity to total assets					
(A) Tangible common equity	$ 114,835	$ 109,204	$ 90,220	$ 108,451	$ 128,865
Total assets	2,097,926	2,070,339	2,052,986	2,101,485	2,097,845
Tangible common equity to total assets	5.47%	5.27%	4.39%	5.16%	6.14%
Calculation of tangible common equity to total assets					
(B) Tangible common equity adjusted for accumulated other comprehensive loss (income)	$ 170,730	$ 173,504	$ 170,059	$ 166,232	$ 162,327
Total assets	2,097,926	2,070,339	2,052,986	2,101,485	2,097,845
Tangible common equity to total assets adjusted for accumulated other comprehensive loss (income)	8.14%	8.38%	8.28%	7.91%	7.74%
Calculation of tax adjusted net interest margin					
Net interest income	$ 14,668	$ 16,809	$ 17,507	$ 17,298	$ 15,535
Tax adjusted interest on securities and loans	756	791	817	930	966
Adjusted net interest income	15,424	17,600	18,324	18,228	16,501
Total average earning assets	1,908,647	1,886,596	1,910,722	1,927,684	1,820,588
Tax adjusted net interest margin	3.23%	3.73%	3.84%	3.78%	3.63%
Efficiency ratio					
Total non-interest expense	$ 14,227	$ 15,645	$ 15,010	$ 15,178	$ 16,269
Total revenue	17,276	19,649	20,137	20,194	18,679
Efficiency ratio	82.35%	79.63%	74.54%	75.15%	87.10%

FINWARD BANCORP